IN THE JUDICIAL DISTRICT OF EDMONTON

DATED August 15th, 2003

                                    AGREEMENT

BETWEEN:

                                 Segway VI Corp.
                                   ("Segway")
                                 (of New Jersey)

                                       and

                             Selectrics Corporation
                                 ("Selectrics")
                                  (of Delaware)


1. Segway hereby agrees to purchase all the outstanding shares of Selectrics by issuing Common Shares of Segway in exchange of Selectrics shares on a one-for-one share issuance basis;

2. Selectrics hereby warrants that they have been validly issued the Common Shares of the Selectrics Corporation (of Delaware);

3. Selectrics hereby warrants that they have entered into agreements with the owner of assets as outlined in the Technology Agreement and Patent Assignment Agreement between Mr. Ken Tetterington and Selectrics;

4. Management of Selectrics hereby warrants to Segway that they are authorized to sign on behalf of Selectrics;

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5. Segway hereby absolutely and unconditionally remise, release and forever discharge Selectrics and their successors and assigns, their Directors, employees and agents, of and from any and all actions, causes of action, claims, demands, costs or expenses, known or unknown, against Selectrics which Selectrics ever had, now has or can, shall or may hereafter have, by reason of or related to any matter or thing existing up to this date, and in particular, without restricting the generality of the foregoing, of and from all actions, causes of action, claims, demands, costs or expenses, known or unknown by reason of or in any way related to this Agreement.

6. Selectrics hereby absolutely and unconditionally remise, release and forever discharge Segway and their successors and assigns, their Directors, employees and agents, of and from any and all actions, causes of action, claims, demands, costs or expenses, known or unknown, against Segway which Segway ever had, now has or can, shall or may hereafter have, by reason of or related to any matter or thing existing up to this date, and in particular, without restricting the generality of the foregoing, of and from all actions, causes of action, claims, demands, costs or expenses, known or unknown by reason of or in any way related to this Agreement.

SIGNED by the Directors of the respective Parties;




SIGNED by the Purchaser               SIGNED by the Purchaser

/s/  Ken Tetterington                 /s/ Ken Tetterington
----------------------                -----------------------------
Director / Segway VI                  Director / Selectrics Corporation

Dated on August 15, 2003


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